                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                               September 29, 2003


                                ISPAT INLAND INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                       1-2438                   36-1262880
(State or other jurisdiction    (Commission File Number)      (I.R.S. Employer
     of incorporation)                                       Identification No.)

                               3210 WATLING STREET
                           EAST CHICAGO, INDIANA 46312
          (Address of Principal Executive Offices, including Zip Code)

                                 (219) 399-1200
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5 - OTHER EVENTS

On September 29, 2003, issued a press release relating to two changes to its senior management team. A copy of the press release is attached hereto as
Exhibit 99.1

ITEM 7 - FINANCIAL STATEMENTS AND EXHIBITS

The following documents are filed as part of this report:

         (c)      Exhibits

                  A list of exhibits filed herewith or incorporated by reference herein is contained on the Exhibit Index immediately preceding such exhibits, and is incorporated herein by reference.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                  ISPAT INLAND INC.

Date: September 29, 2003          /s/ Michael G. Rippey
                                  ----------------------------------------------
                                  Michael G. Rippey
                                  Executive Vice President - Sales, Finance &
                                  Administration and Chief Financial Officer and
                                  Director

                                  EXHIBIT INDEX


   EXHIBIT
    NUMBER                              DESCRIPTION
   -------                              -----------
     99.1            Press Release, dated September 29, 2003